Exhibit 99.1

NEWS

MSC REPORTS FISCAL 2017 FOURTH QUARTER AND FULL YEAR RESULTS

FISCAL Q4 2017 HIGHLIGHTS

•	Completed acquisition of DECO Tool Supply Co. on July 31, 2017
•	Net sales of $753.8 million, an increase of 1.2% year-over-year
•	Average daily sales (ADS) increased 9.2% year-over-year, with 150 basis points of growth from DECO
•	Operating margin of 13.3%, flat with the prior year and negatively impacted by 20 basis points from DECO
•	Diluted EPS of $1.07, versus the prior year of $1.02

FISCAL 2017 HIGHLIGHTS

•	Net sales of $2.9 billion, an increase of 0.8% year-over-year (3.2% increase on an ADS basis)
•	Operating margin of 13.1%, flat with prior year
•	Diluted EPS of $4.05, versus the prior year of $3.77

MELVILLE, NY and DAVIDSON, NC, October 31, 2017 - MSC INDUSTRIAL SUPPLY CO. (NYSE: MSM),  "MSC" or the "Company," a premier distributor of Metalworking and Maintenance, Repair and Operations ("MRO") products and services to industrial customers throughout North America,  today reported financial results for its fiscal 2017 fourth quarter and full year ended September 2, 2017. Both periods included one less week of operational results as compared to the prior periods.

Financial Highlights[1]	FY17 Q4		FY16 Q4		Change	FY17		FY16		Change
Net Sales	$753.8		$745.1		1.2%	$2,887.7		$2,863.5		0.8%
Operating Income	100.0		99.2		0.8%	379.0		376.0		0.8%
% of Net Sales	13.3%		13.3%			13.1%		13.1%
Net Income	60.7		61.8		(1.8%)	231.4		231.2		0.1%
Diluted EPS	$1.07	.[2]	$1.02	.[3]	4.9%	4.05	.[2]	3.77	.[3]	7.4%

1In millions unless noted. 2Based on 56.8 million and 57.0 million diluted shares outstanding for FY17 Q4 and FY17, respectively.  3  Based on 60.3 and 61.1 million diluted shares outstanding for FY16 Q4 and FY16, respectively.

Erik Gershwind, president and chief executive officer, said, "Conditions steadily improved in the quarter as manufacturing continued to firm. MSC achieved sales growth across all customer types with particular strength in National Accounts and CCSG. This momentum continued into the first two months of fiscal 2018."

Rustom Jilla, executive vice president and chief financial officer, added, "Our reported average daily sales rose 9.2%, gross margin was 44.2%, operating margin was 13.3%, and EPS rose by 5 cents. Organic top and bottom line results in our fourth quarter were well above prior year and guidance. We also completed the acquisition of DECO Tool Supply Co., our first acquisition in four years. Excluding DECO, our quarterly average daily sales rose 7.7 percent, our gross margin was 44.6%, we continued to leverage our expenses, and we grew our operating margin to 13.5%*. We also had a strong quarter in terms of cash flow generation, which enabled us to maintain leverage at 1.1 times, even after acquiring DECO and buying back shares."

Gershwind concluded, "For the past several years, we have executed our strategic plan in the face of difficult market conditions. As the environment turned in 2017, we began to see the fruits of this work and enjoyed our first year of significant earnings growth since 2012. Looking forward, we expect to continue growing earnings and expanding operating margins, particularly if the early signs of price inflation materialize in 2018."

*  An explanation and reconciliation of non-GAAP financial measures to GAAP financial measures is presented in schedules following this press release

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2017 FOURTH QUARTER AND FISCAL 2017 RESULTS

Outlook

Based on current market conditions, the Company expects net sales for the first quarter of fiscal 2018 to be between $762 million and $776 million. At the midpoint, average daily sales are expected to increase roughly 12% compared to last year’s first quarter. Excluding DECO, the Company expects net sales for the first quarter of fiscal 2018 to be between $734 million and $748 million, with average daily sales at the midpoint expected to increase roughly 8% compared to last year’s first quarter. The Company expects diluted earnings per share for the first quarter of fiscal 2018, including and excluding DECO, to be between $1.03 and $1.07, at the midpoint up roughly 9% compared to last year’s first quarter.

Conference Call Information

MSC will host a conference call today at 8:30 a.m. EST to review the Company’s fiscal 2017 fourth quarter and full year results. The call, accompanying slides, and other operational statistics may be accessed at: http://investor.mscdirect.com. The conference call may also be accessed at 1-877-443-5575 (U.S.), 1-855-669-9657 (Canada) or 1-412-902-6618 (international).

An online archive of the broadcast will be available until November 7, 2017.

The Company’s reporting date for fiscal first quarter 2018 is scheduled for January 10, 2018.

Contact Information

Investors:	Media:
John G. Chironna	Paul Mason
Vice President, Investor Relations and Treasurer	Director, Corporate Communications
(704) 987-5231	(704) 987-5313

About MSC Industrial Supply Co. MSC Industrial Supply Co. (NYSE:MSM) is a leading North American distributor of metalworking and maintenance, repair, and operations (MRO) products and services. We help our customers drive greater productivity, profitability and growth with more than 1.5 million products, inventory management and other supply chain solutions, and deep expertise from over 75 years of working with customers across industries.

Our experienced team of more than 6,500 associates is dedicated to working side by side with our customers to help drive results for their businesses - from keeping operations running efficiently today to continuously rethinking, retooling, and optimizing for a more productive tomorrow.

For more information on MSC, please visit mscdirect.com.

# # #

 Note Regarding Forward-Looking Statements:

Statements in this Press Release may constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements about expected future results, expected benefits from our investment and strategic plans, and expected future margins, are forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The inclusion of any statement in this release does not constitute an admission by MSC or any other person that the events or circumstances described in such statement are material. Factors that could cause actual results to differ materially from those in forward-looking statements include: general economic conditions in the markets in which we operate, worldwide economic, social, political, and regulatory conditions, including conditions that may result from legislative, regulatory and policy changes, changing customer and product mixes, competition, including the adoption by competitors of aggressive pricing strategies and sales methods, industry consolidation, volatility in commodity and energy prices, credit risk of our customers, risk of cancellation or rescheduling of orders, work stoppages or other business interruptions (including those due to extreme weather conditions) at transportation centers or shipping ports, financial restrictions on outstanding borrowings, dependence on our information systems and the risk of business disruptions arising from changes to our information systems, disruptions due to computer system or network failures, computer viruses, physical or electronics break-ins and cyber-attacks, the loss of key suppliers or supply chain disruptions, problems with successfully integrating acquired operations, opening or expanding our customer fulfillment centers exposes us to risks of delays, the risk of war, terrorism and similar hostilities, dependence on key personnel, goodwill and intangible assets recorded as a result of our acquisitions could be impaired, and the outcome of potential government or regulatory proceedings or future litigation relating to pending or future claims, inquiries or audits. Additional information concerning these and other risks is described under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the reports on Forms 10-K and 10-Q that we file with the U.S. Securities and Exchange Commission. We assume no obligation to update any of these forward-looking statements.

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2017 FOURTH QUARTER AND FISCAL 2017 RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Consolidated Balance Sheets

(In thousands)

	September 2,	September 3,
	2017	2016
ASSETS
Current Assets:
Cash and cash equivalents	$16,083	$52,890
Accounts receivable, net of allowance for doubtful accounts	471,795	392,463
Inventories	464,959	444,221
Prepaid expenses and other current assets	52,742	45,290
Deferred income taxes	—	46,627
Total current assets	1,005,579	981,491
Property, plant and equipment, net	316,305	320,544
Goodwill	633,728	624,081
Identifiable intangibles, net	110,429	105,307
Other assets	32,871	33,528
Total assets	$2,098,912	$2,064,951

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Short-term debt	$331,986	$267,050
Accounts payable	121,266	110,601
Accrued liabilities	104,473	100,951
Total current liabilities	557,725	478,602
Long-term debt	200,991	339,772
Deferred income taxes and tax uncertainties	115,056	148,201
Total liabilities	873,772	966,575
Commitments and Contingencies
Shareholders’ Equity:
Preferred Stock	—	—
Class A common stock	54	53
Class B common stock	12	12
Additional paid-in capital	626,995	584,017
Retained earnings	1,168,812	1,040,148
Accumulated other comprehensive loss	(17,263)	(19,098)
Class A treasury stock, at cost	(553,470)	(506,756)
Total shareholders’ equity	1,225,140	1,098,376
Total liabilities and shareholders’ equity	$2,098,912	$2,064,951

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2017 FOURTH QUARTER AND FISCAL 2017 RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Consolidated Statements of Income

(In thousands, except per share data)

	(Unaudited)
	Quarters Ended		Fiscal Years Ended
	September 2,	September 3,	September 2,	September 3,
	2017	2016	2017	2016
	(13 weeks)	(14 weeks)	(52 weeks)	(53 weeks)
Net sales	$753,770	$745,074	$2,887,744	$2,863,505
Cost of goods sold	420,320	411,007	1,601,497	1,574,647
Gross profit	333,450	334,067	1,286,247	1,288,858
Operating expenses	233,471	234,821	907,247	912,898
Income from operations	99,979	99,246	379,000	375,960
Other income (expense):
Interest expense	(3,125)	(1,752)	(12,370)	(5,807)
Interest income	162	163	658	654
Other income (expense), net	1,044	12	704	924
Total other expense	(1,919)	(1,577)	(11,008)	(4,229)
Income before provision for income taxes	98,060	97,669	367,992	371,731
Provision for income taxes	37,312	35,823	136,561	140,515
Net income	$60,748	$61,846	$231,431	$231,216
Per Share Information:
Net income per common share:
Basic	$1.07	$1.03	$4.08	$3.78
Diluted	$1.07	$1.02	$4.05	$3.77
Weighted average shares used in computing net income per common share:
Basic	56,585	60,079	56,591	60,908
Diluted	56,801	60,278	56,971	61,076
Cash dividends declared per common share	$0.45	$0.43	$1.80	$1.72

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income

(In thousands)

	Fiscal Years Ended
	September 2,	September 3,
	2017	2016
	(52 weeks)	(53 weeks)
Net income, as reported	$231,431	$231,216
Foreign currency translation adjustments	1,835	(1,846)
Comprehensive income	$233,266	$229,370

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2017 FOURTH QUARTER AND FISCAL 2017 RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Consolidated Statements of Cash Flows

(In thousands)

	Fiscal Years Ended
	September 2,	September 3,
	2017	2016
	(52 weeks)	(53 weeks)
Cash Flows from Operating Activities:
Net income	$231,431	$231,216
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	62,980	71,930
Stock-based compensation	13,925	13,985
Loss on disposal of property, plant, and equipment	678	752
Provision for doubtful accounts	7,048	6,997
Deferred income taxes and tax uncertainties	13,482	15,007
Excess tax benefits from stock-based compensation	—	(1,536)
Write-off of deferred financing costs on previous credit facility	94	—
Changes in operating assets and liabilities, net of amounts associated with business acquired:
Accounts receivable	(72,230)	2,595
Inventories	(15,871)	61,047
Prepaid expenses and other current assets	(7,428)	(6,303)
Other assets	548	142
Accounts payable and accrued liabilities	12,184	5,271
Total adjustments	15,410	169,887
Net cash provided by operating activities	246,841	401,103
Cash Flows from Investing Activities:
Expenditures for property, plant and equipment	(46,548)	(87,930)
Cash used in business acquisition	(42,345)	—
Net cash used in investing activities	(88,893)	(87,930)
Cash Flows from Financing Activities:
Repurchases of common stock	(49,182)	(383,798)
Payments of cash dividends	(102,216)	(105,778)
Payments on capital lease and financing obligations	(1,175)	(1,090)
Excess tax benefits from stock-based compensation	—	1,536
Proceeds from sale of Class A common stock in connection with associate stock purchase plan	4,243	4,084
Proceeds from exercise of Class A common stock options	26,887	7,410
Borrowings under financing obligations	739	453
Borrowings under Credit Facility	546,000	305,000
Proceeds from Private Placement Loan	—	175,000
Private Placement Loan financing costs	—	(185)
Credit Facility financing costs	(1,542)	—
Payments of notes payable and revolving credit note under the Credit Facility	(618,500)	(301,000)
Net cash used in financing activities	(194,746)	(298,368)
Effect of foreign exchange rate changes on cash and cash equivalents	(9)	(182)
Net increase (decrease) in cash and cash equivalents	(36,807)	14,623
Cash and cash equivalents – beginning of year	52,890	38,267
Cash and cash equivalents – end of year	$16,083	$52,890
Supplemental Disclosure of Cash Flow Information:
Cash paid for income taxes	$121,691	$127,965
Cash paid for interest	$11,695	$4,986

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2017 FOURTH QUARTER AND FISCAL 2017 RESULTS

Non-GAAP Financial Measures

MSC Reported excluding DECO Tool Supply Co

To supplement MSC’s unaudited selected financial data presented consistent with Generally Accepted Accounting Principles (“GAAP”), the Company discloses certain non-GAAP financial measures that exclude the results of our acquisition of DECO Tool Supply Co. (“DECO”) on July 31, 2017, including non-GAAP net sales, non-GAAP gross profit, non-GAAP income from operations, non-GAAP net income and non-GAAP diluted earnings per share.  These non-GAAP measures are not in accordance with or an alternative for GAAP, and may be different from non-GAAP measures used by other companies.  We believe that these non-GAAP measures have limitations in that they do not reflect MSC’s results of operations as determined in accordance with GAAP, and that these measures should only be used to evaluate MSC’s results of operations in conjunction with the corresponding GAAP measures.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures.  We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of the Company’s performance.

In calculating non-GAAP financial measures, we exclude the results of DECO to facilitate a review of the comparability of the Company’s operating performance on a period-to-period basis. We use non-GAAP measures to evaluate the operating performance of our business (excluding DECO), for comparison with forecasts and strategic plans, and for benchmarking performance externally against competitors. We believe that investors benefit from seeing results “through the eyes” of management in addition to seeing GAAP results.  We believe that these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results;
•	the ability to better identify trends in the Company’s underlying business and perform related trend analyses;
•	a better understanding of how management plans and measures the Company’s underlying business; and
•	an easier way to compare the Company’s operating results against analyst financial models and operating results of competitors that supplement their GAAP results with non-GAAP financial measures

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES
Reconciliation of GAAP and Non-GAAP Information
Thirteen Weeks and Year Ended September 2, 2017
(dollars in thousands, except per share data)

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure
Net Sales		DECO Tool Supply Co.		Net Sales, excluding DECO
Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended
September 2, 2017	September 2, 2017	September 2, 2017	September 2, 2017	September 2, 2017	September 2, 2017
$753,770	$2,887,744	$10,369	$10,369	$743,401	$2,877,375

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure		GAAP Measure		Non-GAAP Measure
Gross Profit		DECO Tool Supply Co.		Gross Profit, excluding DECO		Gross Margin		Gross Margin, excluding DECO
Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended
September 2, 2017	September 2, 2017	September 2, 2017	September 2, 2017	September 2, 2017	September 2, 2017	September 2, 2017	September 2, 2017	September 2, 2017	September 2, 2017
$333,450	$1,286,247	$1,900	$1,900	$331,550	$1,284,347	44.2%	44.5%	44.6%	44.6%

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure
Operating Expenses		DECO Tool Supply Co.		Operating Expenses, excluding DECO
Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended
September 2, 2017	September 2, 2017	September 2, 2017	September 2, 2017	September 2, 2017	September 2, 2017
$233,471	$907,247	$2,059	$2,059	$231,412	$905,188

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2017 FOURTH QUARTER AND FISCAL 2017 RESULTS

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure		GAAP Measure		Non-GAAP Measure
Operating Income (Loss)		DECO Tool Supply Co.		Operating Income (Loss), excluding DECO		Operating Margin		Operating Margin, excluding DECO
Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended
September 2, 2017	September 2, 2017	September 2, 2017	September 2, 2017	September 2, 2017	September 2, 2017	September 2, 2017	September 2, 2017	September 2, 2017	September 2, 2017
$99,979	$379,000	$(159)	$(159)	$100,138	$379,159	13.3%	13.1%	13.5%	13.2%

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure
Net Income (Loss)		DECO Tool Supply Co.		Net Income (Loss), excluding DECO
Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended
September 2, 2017	September 2, 2017	September 2, 2017	September 2, 2017	September 2, 2017	September 2, 2017
$60,748	$231,431	$(157)	$(157)	$60,905	$231,588

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure
Diluted Earnings Per Share		DECO Tool Supply Co.		Diluted Earnings Per Share, excluding DECO
Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended
September 2, 2017	September 2, 2017	September 2, 2017	September 2, 2017	September 2, 2017	September 2, 2017
$1.07	$4.05	$-	$-	$1.07	$4.05

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2017 FOURTH QUARTER AND FISCAL 2017 RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES
Reconciliation of GAAP and Non-GAAP Information
Guidance for Thirteen Weeks Ended December 2, 2017*
(dollars in millions, except per share data)

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure
Net Sales	DECO Tool Supply Co.	Net Sales, excluding DECO
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
December 2, 2017	December 2, 2017	December 2, 2017
$769.0	$27.8	$741.2

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure	GAAP Measure	Non-GAAP Measure
Gross Profit	DECO Tool Supply Co.	Gross Profit, excluding DECO	Gross Margin	Gross Margin, excluding DECO
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
December 2, 2017	December 2, 2017	December 2, 2017	December 2, 2017	December 2, 2017
$335.1	$6.0	$329.1	43.6%	44.4%

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure
Operating Expenses	DECO Tool Supply Co.	Operating Expenses, excluding DECO
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
December 2, 2017	December 2, 2017	December 2, 2017
$235.3	$5.8	$229.5

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure	GAAP Measure	Non-GAAP Measure
Operating Income	DECO Tool Supply Co.	Operating Income, excluding DECO	Operating Margin	Operating Margin, excluding DECO
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
December 2, 2017	December 2, 2017	December 2, 2017	December 2, 2017	December 2, 2017
$99.7	$0.1	$99.6	13.0%	13.4%

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure
Net Income (Loss)	DECO Tool Supply Co.	Net Income (Loss), excluding DECO
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
December 2, 2017	December 2, 2017	December 2, 2017
$59.7	$(0.1)	$59.8

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure
Diluted Earnings Per Share	DECO Tool Supply Co.	Diluted Earnings Per Share, excluding DECO
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
December 2, 2017	December 2, 2017	December 2, 2017
$1.05	$-	$1.05

* The data in the above tables represent the midpoint of management's guidance; see note regarding forward-looking statements